UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2026

OCUGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36751	04-3522315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Great Valley Parkway Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (484) 328-4701

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OCGN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On May 4, 2026, Ocugen, Inc. (the “Company”) announced its intention to offer, subject to market conditions and other factors, $115 million aggregate principal amount of convertible senior notes due 2034 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Offering”). In connection with the Offering, the Company provided the disclosure attached as Exhibit 99.1 to this Current Report on Form 8-K for the purpose of supplementing and updating disclosures contained in the Company’s prior filings with the Securities and Exchange Commission (the “SEC”), which includes certain preliminary unaudited financial information of the Company as of March 31, 2026. Such disclosure is furnished under the heading “Recent Developments” in Exhibit 99.1 to this Current Report on Form 8-K.

The preliminary unaudited financial information presented in Exhibit 99.1 attached hereto is an estimate based on information available to management as of the date of this Current Report on Form 8-K, have not been reviewed or audited by the Company’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the annual audit process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of the Company’s results as of March 31, 2026 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Item 7.01 Regulation FD Disclosure.

On May 4, 2026, the Company announced the Offering. In connection with the Offering, the Company expects to grant to the initial purchaser of the Notes an option to purchase, for settlement within a 13-day period from the date of initial issuance of the Notes, up to an additional $15 million aggregate principal amount of the Notes. The Company is disclosing under Item 7.01 of this Current Report on Form 8-K the information contained in Exhibit 99.1, which information is incorporated by reference herein. The information contained in Exhibit 99.1 is excerpted from a preliminary offering memorandum that is being disseminated in connection with the Offering.

Neither this Current Report on Form 8-K nor the information furnished as Exhibit 99.1 hereto constitutes an offer to sell or a solicitation of an offer to buy the Notes, any shares of the Company’s common stock issuable upon conversion of the Notes, or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction, in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

The information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of such section, nor will such information be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 4, 2026, the Company issued a press release announcing the Offering. The Company also announced it intends to use approximately $32.7 million of the net proceeds from the Offering to fully repay the outstanding principal amount, plus accrued and unpaid interest on, the loan and pay other obligations, including the related prepayment fee, in connection therewith, outstanding under the Loan and Security Agreement that the Company is party to with Avenue Venture Opportunities Fund II, L.P. and Avenue Venture Opportunities Fund, L.P. as lenders and Avenue Capital Management II, L.P. as administrative agent and collateral agent (the “Avenue Loan Agreement”), and terminate the Avenue Loan Agreement and all related loan documents. The Company intends to use the remaining net proceeds from the offering for general corporate purposes. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.2 constitutes an offer to sell or a solicitation of an offer to buy the Notes, any shares of the Company’s common stock issuable upon conversion of the Notes, or any other securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction, in which such an offer, solicitation or sale would be unlawful. Any offer of the Notes will be made only by means of a private offering memorandum.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Excerpts from Preliminary Offering Memorandum.
99.2	Press Release of Ocugen, Inc., dated May 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties, including but not limited to, statements regarding the anticipated terms of the notes; the size of the Offering, including the initial purchaser’s option to purchase additional Notes; the anticipated use of proceeds from the Offering, including the repayment of obligations under the Avenue Loan Agreement; the completion of the Offering, and other statements contained in this Current Report on Form 8-K that are not historical facts. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “proposed,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks, and uncertainties that may cause actual events or results to differ materially from the Company’s current expectations, including, but not limited to: uncertainties related to market conditions and whether the Offering will be completed on the anticipated terms or at all; the impact of the Offering on the market price of the Company’s common stock; risks related to the potential dilution to holders of the Company’s common stock; and uncertainties regarding the conversion price and other terms of the Notes. These and other risks and uncertainties are more fully described in the Company’s periodic filings with the SEC, including the risk factors described in the section entitled “Risk Factors” in the quarterly and annual reports that the Company files with the SEC. Any forward-looking statements that the Company makes in this Current Report on Form 8-K speak only as of the date of this report. Except as required by law, the Company assumes no obligation to update forward-looking statements contained in this Current Report on Form 8-K whether as a result of new information, future events, or otherwise, after the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCUGEN, INC.

Date: May 4, 2026	By:	/s/ Shankar Musunuri
Name: Shankar Musunuri
Title: Chairman, Chief Executive Officer, & Co-Founder

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